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APPLE HOSPITALITY REIT

INVESTOR PRESENTATION

FEBRUARY 2018 • NYSE: APLE


COURTYARD
Marriott


Hampton Inn

FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would," "outlook," "strategy," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE") to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission ("SEC"). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

Cover photos: Residence Inn, Portland, ME; Home2 Suites, Atlanta, GA; Home2 Suites, Birmingham, AL; Courtyard, Chandler, AZ; SpringHill Suites, Burbank, CA; Hampton Inn, Cypress, CA



Homewood Suites, Denton, TX

COMPANY PROFILE

34
STATES

88
MARKETS

241
HOTELS

30,585
GUEST ROOMS

99%
SELECT-SERVICE

4 years
AVERAGE EFFECTIVE AGE

21%
TOTAL DEBT/
TOTAL CAPITALIZATION

$4.5 Billion
EQUITY MARKET CAP

Note: Hotel portfolio statistics as of February 22, 2018. Market categorization is based on STR designation. Average Effective Age calculated as of December 31, 2017 and represents years since hotels were built or last renovated. Total debt/total capitalization calculation based on total debt outstanding at December 31, 2017 divided by total debt outstanding at December 31, 2017 plus equity market capitalization (Equity Market Cap) based on the Company's closing share price of $19.61 and outstanding common shares on December 31, 2017.

APPLE HOSPITALITY REIT

EQUITY MARKET CAPITALIZATION ($ in billions)



Upscale/Select-Service Focus
Upper Upscale/Full-Service Focus
Apple Hospitality Upscale/Select-Service Focus
$14.7
$6.2
$4.5
$3.8
$3.7
$3.2
$2.6
$2.3
$2.3
$1.6
$1.6
$1.0
$0.7
$0.7
HST
PK
APLE
RLJ
SHO
LHO
PEB
XHR
DRH
CHSP
INN
CLDT
HT
AHT

Largest publicly traded select-service focused lodging REIT

Source: Year-end filings and share price, or S&P Global Market Intelligence as of December 31, 2017.

PROVEN INVESTMENT STRATEGY



Concentrate on upscale, rooms focused product

Hilton

Marriott

Partner with the best brands in that category



Pursue broad geographic diversification



Hire brand leading operators and enhance performance through benchmarking and asset management



Strategically reinvest in assets to establish and maintain competitive advantage

21%[1]

Debt/Capitalization

Maintain a strong, flexible balance sheet

(1) Total debt/total capitalization calculation based on total debt outstanding at December 31, 2017 divided by total debt outstanding at December 31, 2017 plus equity market capitalization based on the Company's closing share price of $19.61 and outstanding common shares on December 31, 2017.

HIGH-QUALITY PORTFOLIO

99% of APLE's Hotels are Select-Service


THE BISTRO
Courtyard, Virginia Beach, VA


Homewood Suites, Cape Canaveral, FL


Residence Inn, Seattle, WA


Home2 Suites, Anchorage, AK

WHY SELECT-SERVICE HOTELS?

Less:

- Rooms to fill
- Square footage to manage
- Staff
- Maintenance
- Complex

+

More:

- Consumer demand
- Easily renovated
- Lender/buyer appeal
- Consistency in operations
- Adaptable to change

=

Resulting Operating Margins 37.4%(1)

(1) Apple Hospitality's average annual Hotel EBITDA margin for the five years ending December 31, 2017.

APPLE HOSPITALITY REIT

ADVANTAGES OF A SELECT-SERVICE REIT

as Compared to a Full-Service REIT



80%
60%
40%
20%
0%
% of Revenue
High 74.3%
Low 72.0%
73.0%
62.6%
High 62.8%
Low 62.1%
2.0%
2.1%
High 12.3%
Low 5.1%
8.7%
5.9%
High 6.6%
Low 4.9%
17.3%(3)
29.4%
Operating Expense
G&A Expense
Capex
Available Cash
HST(1)
APLE(2)

Note: Graph based on average operating results for five years ending December 31, 2017.
(1) HST has the largest equity market capitalization for a publicly traded REIT focused on the upper upscale/full-service sector ($14.7 billion at 12/31/2017).
(2) APLE has the largest equity market capitalization for a publicly traded REIT focused on the upscale/select-service sector ($4.5 billion at 12/31/2017).
(3) Includes ~1.0% for equity investments.

EFFICIENT HOTEL OPERATIONS


YTD 12/31/17 Hotel EBITDA Margin and RevPAR Comparison
Upscale/Select-Service Focus
Upper Upscale/Full-Service Focus
Apple Hospitality Upscale/Select-Service Focus
40%
38%
37%
34%
34%
34%
33%
33%
32%
32%
31%
31%
28%
28%
$133
$104
$118
$207
$184
$126
$204
$139
$187
$160
$184
$175
$180
$165
CLDT
APLE(1)
INN
PEB
HT
AHT(2)
LHO
RLJ(2)
CHSP
XHR(2)
DRH(2)
SHO
HST
PK(2)
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of December 31, 2017.
(1) Refer to appendix for reconciliation to net income.
(2) Nine months ended September 30, 2017.

CONCENTRATED BRAND OWNERSHIP


Hilton
51%
Marriott
49%
HOME2
HOMEWOOD SUITES BY HILTON
EMBASSY SUITES by HILTON
Hilton Garden Inn
Hampton by HILTON
COURTYARD Marriott
FAIRFIELD INN & SUITES Marriott
MARRIOTT
RENAISSANCE HOTELS
Residence Inn Marriott
TOWNEPLACE SUITES MARRIOTT
SPRINGHILL SUITES MARRIOTT

With focus on Upscale Select-Service


Upscale
Upper Midscale
Upper Upscale

One of the largest owners for both Hilton® and Marriott®

Note: Statistics are based on the number of guest rooms owned by Apple Hospitality as of February 22, 2018.

WHY MARRIOTT® AND HILTON®?

RevPAR Premiums
select-service brands outperform comparable hotels across North America

Global Distribution
more than 11,000 hotels worldwide with locations in more than 100 countries and territories creates strong consumer awareness

Effective Brand Segmentation
wide array of hospitality choices with variety of brands that appeal to broad range of travelers

Strong Loyalty Programs
approximately 180 million members combined account for more than 50% of North American room nights

Brand Channels Deliver Guests
estimated that approximately 70% of all North American bookings come directly from brand channels

Premier System Standards
drive consistent quality, award-winning service, innovative design, and modern amenities

Institutional Brands
foster strong resale market, financing flexibility, and investor confidence

Marriott

Hilton

Hilton HONORS

Marriott REWARDS

Apple Hospitality's hotels benefit from industry leading brand affiliation

Source: Marriott and Hilton.

APPLE HOSPITALITY REIT

BENEFITS OF CONCENTRATED BRAND STRATEGY

Focus	Exclusive ownership of Hilton® & Marriott® branded hotels with concentration on efficient, rooms-focused properties
Expertise	Scale ownership within specific brands yields comparable hotel operating data to benchmark and drive performance
Influence	One of the largest owners of Hilton® & Marriott® upscale hotels with significant representation on brand advisory boards

APPLE HOSPITALITY REIT

BENEFITS OF SCALE OWNERSHIP

Largest Select-Service Focused Publicly Traded Lodging REIT

Unparalleled Access to Performance Data

- With current management of 241 hotels and more than 400 historically, unique ability to identify areas of opportunity and implement best practices
- Unique variable fee management contracts based on balanced scorecard results

Economies of Scale

- Volume purchasing discounts
- Insurance risk diversification results in favorable pricing
- Fixed cost efficiencies

Influence

- Representation on over 10 Marriott® & Hilton® advisory boards
- Access to valuable data and experience to support brand initiatives
- Scale ownership within management company portfolios



Risk Diversification

- Not dependent on concentrated number of markets
- Broad base of demand generators
- Smaller assets require fewer guests to maximize profitability

BROAD GEOGRAPHIC DIVERSIFICATION


3%
4%
6%
4%
5%
3%
3%
4%
3%

Adjusted Hotel EBITDA contribution by market type


Urban 23%
Suburban 59%
Airport 6%
Interstate 2%
Resort 5%
Small Metro 5%

Disciplined strategy of investing in urban, high-end suburban and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted markets represent largest markets in Apple Hospitality's portfolio, based on Comparable Hotels Adjusted Hotel EBITDA contribution for the year ended December 31, 2017. Comparable Hotels Adjusted Hotel EBITDA contribution by market type based on the year ended December 31, 2017. Market categorization is based on STR designation.

APPLE HOSPITALITY REIT

MANAGEMENT COMPANIES

TOP 10 APPLE HOSPITALITY OPERATORS
AS OF DECEMBER 31, 2017

Rank	Company Name	Total # of Properties(1)	% of Apple Hospitality Portfolio(2)	Apple Hospitality's % of Operator's Portfolio(2)
1	LBA	42	18%	61%
2	White Lodging	28	12%	16%
3	Dimension	24	10%	40%
4	McKibbon	18	8%	21%
5	Western	17	7%	46%
6	Marriott	14	6%	2%
7	Raymond	14	6%	39%
8	Newport	9	4%	24%
9	North Central	9	4%	31%
10	Vista Host	9	4%	25%

100% of Apple Hospitality's portfolio operated by third-party property managers

93% independent of brand management(2)

23 operating companies provide a platform for comparative analytics and shared best practices

21% of operators' portfolios represented by Apple Hospitality on average, excluding brands(2)

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality.
(2) Calculated based on number of hotels managed by operator at December 31, 2017.

UNIQUE MANAGEMENT CONTRACT STRUCTURE

Apple Hospitality's Unique Structure

Better aligns owner and manager to maximize performance in all market environments

Variable Management Fee

2.5% - 3.5% of Revenues Based on Property's Balanced Scorecard Performance

Balanced Scorecard Metrics

- Gross operating profit vs budget
- STR market index targets
- Brand and TripAdvisor guest satisfaction scores
- Flow-through targets
- Forecast accuracy

Approximately 79% of our hotels operate under this structure
Contract terms average two years and are terminable upon sale

Industry Standard

Base Management Fee

Typically 3% of Revenues

+

Incentive Management Fee

% of Operating Profit if > a Fixed Rate of Return Based on Purchase Price

WELL-MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years[(1)]...


8-9
Years
10%
0-7 Years 90%

Years since built or last renovated

...the Result of Consistent Reinvestment...


$139
$174
$232
$297
$368
$434
$503
$578
2011
and prior
2012
2013
2014
2015
2016
2017
2018
Forecast
Cumulative CapEx ($ in millions)

...Leads to Traveler Satisfaction Outperformance.



4.3 out of 5.00 weighted average TripAdvisor rating[(2)]

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned by the Company as of December 31, 2017, and represent periods of ownership by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc.
(1) Average Effective Age calculated as of December 31, 2017, and represents years since hotels were built or last renovated. Average actual age of hotels is 12 years.
(2) The TripAdvisor rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through December 31, 2017. The TripAdvisor score for Apple Hospitality's properties for the year ended December 31, 2017 is 4.3.

FLEXIBLE BALANCE SHEET

Debt Composition[1]


Term Loan
54%
Revolver
9%
Property Debt
37%
UNENCUMBERED
PORTFOLIO
210 Hotels
26,077 Keys

Debt Maturity Schedule[1][2] ($ in millions)


Hotels: 2
Keys: 180
Rate: 4.8%
Revolver
Rate: 3.1%
Hotels: 1
Keys: 130
Rate 4.1%
Term loan
Rate: 3.1%[3]
Hotels: 3
Keys: 351
Rate 6.3%
Term loan
Rate: 2.5%[3]
Hotels: 9
Keys: 1,357
Rate 4.9%
Hotels: 14
Keys: 2,227
Rate: 4.1%
Term loan
Rate: 3.4%[3]
$21
$107
$16
$425
$36
$50
$114
$270
$185
2018
2019
2020
2021
2022
2023
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

(1) Based on outstanding balance as of December 31, 2017, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs.
(2) Excludes yearly amortization.
(3) Interest rate includes effect of interest rate swaps and LIBOR rate at December 31, 2017.

INDUSTRY FUNDAMENTALS

US Hotel Forecast
% Change vs. Prior Year

	2018			2019	
	STR	CBRE	PwC	STR	CBRE
Supply	2.0%	2.0%	2.0%	1.9%	1.9%
Demand	2.3%	1.8%	2.2%	2.0%	1.9%
RevPAR	2.7%	2.5%	2.7%	2.4%	2.0%

Source: STR January 2018; CBRE Hotels Hotel Horizons March 2018 – May 2018 Edition; PwC Hospitality Directions US January 2018

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except statistical data)

	Three Months Ended December 31,			Years Ended December 31,		
	2017	2016	% CHANGE	2017	2016	% CHANGE
RevPAR	$95.78	$92.55	3.5%	$104.40	$102.80	1.6%
Revenue	$290,203	$278,149	4.3%	$1,241,188	$1,215,119	2.1%
Adjusted Hotel EBITDA	$101,386	$98,642	2.8%	$469,089	$469,646	(0.1%)
Adjusted Hotel EBITDA Margin	34.9%	35.5%	(60 bps)	37.8%	38.7%	(90 bps)

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Refer to appendix for reconciliation to net income (loss).

CORPORATE GOVERNANCE

Aligns with Shareholders

- Audit, Compensation and Corporate Governance Committees are independent
- Regular executive sessions of independent directors
- Required resignation of an incumbent director not receiving majority of votes cast in election
- 80% of executive target compensation is incentive based
- Required share ownership of:
  - 5 times base salary for CEO,
  - 3 times base salary for other executive officers, and
  - 2 times base cash compensation for directors
- Opted out of Virginia law requiring super majority vote for specified transactions

Board of Directors with Effective Experience

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
President & Chief Executive Officer, Apple Hospitality REIT

Glenn W. Bunting – Director
President, GB Corporation

Jon A. Fosheim – Director
Co-founder, Green Street Advisors

Bruce H. Matson – Director
Partner, LeClairRyan

Blythe J. McGarvie – Director
Founder and Former Chief Executive Officer, Leadership for International Finance

Daryl A. Nickel – Director
Former Executive Vice President Lodging Development, Marriott® International

L. Hugh Redd – Director
Former Senior Vice President & Chief Financial Officer, General Dynamics

INVESTMENT SUMMARY

Focused on Performance

- Management team with extensive transaction and operations experience
- Strong regional and national operators
- Analytical data-driven approach to drive property level results
- Scale to negotiate attractive national contracts

Structured to Reduce Risk

- Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs
- Focused on Upscale category where simple operations yield high margins
- Broad geographic diversification reduces portfolio volatility
- Well-maintained portfolio with average effective age of 4 years
- Low debt provides security through cycles

Opportunity for Growth

- Continued growth in US economy
- Occupancy above prior peak in many markets
- Opportunity to grow rate and maximize bottom line performance
- Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk-adjusted returns over time

APLE TRADING

Total Return Performance May 18, 2015 to December 31, 2017


$145.00
$135.00
$125.00
$115.00
$105.00
$95.00
$85.00
$75.00
5/18/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
APLE
SNL U.S. REIT Hotel
S&P 500

Total Return	
APLE	+ 28.3%
S&P 500	+ 32.7%
SNL U.S. REIT Hotel	+ 7.9%

APLE Capital Markets	
Average Share Issue Price	$19.55
Average Share Buyback Price	$17.64
(excluding tender offer at time of listing)	

Note: Graph compares the cumulative total shareholder return of the Company's common shares to the cumulative total returns of the Standard and Poor's 500 Stock Index ("S&P 500 Index") and the SNL U.S. REIT Hotel Index for the period from May 18, 2015, the date of the Company's Listing, to December 31, 2017. The SNL U.S. REIT Hotel Index is comprised of publicly traded REITs which focus on investments in hotel properties. The graph assumes an initial investment of $100 in the Company's common shares and in each of the indices, and also assumes the reinvestment of dividends. Source: S&P Global Market Intelligence

Total return percentages and APLE Capital Markets data are for the period from May 18, 2015 to December 31, 2017.

APPLE HOSPITALITY REIT

APPENDIX



Fairfield Inn & Suites, Chandler, AZ

COMPANY OVERVIEW

ENTITY	Apple Hospitality REIT, Inc.
EXCHANGE: TICKER	NYSE: APLE
DIVIDEND YIELD at 12/31/2017	6.1% yield, annual rate of $1.20 per share, paid monthly
AVERAGE TRADING VOLUME 2017	1.1 Million shares per day
EQUITY MARKET CAP at 12/31/2017	$4.5 Billion
NET DEBT at 12/31/2017	$1.2 Billion
TOTAL CAPITALIZATION at 12/31/2017	$5.7 Billion
REAL ESTATE PORTFOLIO at 2/22/2018	241 hotels, 30,585 rooms, exclusively Marriott® and Hilton® brands
GEOGRAPHIC DIVERSIFICATION at 12/31/2017	34 states, 88 Markets
2017 COMPARABLE HOTELS REVENUE(1)	$1.2 Billion
2017 COMPARABLE HOTELS ADJUSTED HOTEL EBITDA MARGIN(1)	37.8%
2017 CAPEX	$69 Million
MANAGEMENT TEAM	More than 15 years average industry experience
EXECUTIVE TARGET COMPENSATION STRUCTURE	80% executive target compensation incentive based

(1) See following pages for reconciliation to actual revenue and net income.

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 15 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed over $750 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Merged 3 REITs and listed Company on NYSE
- Completed $1.3 billion Apple REIT Ten merger
- Representation on over 10 Marriott® & Hilton® advisory boards, numerous brand advisory committees and leadership role in American Hotel & Lodging Association

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned[1]	Current Hotel Ownership[2]
Hilton Garden Inn®	59	42
Courtyard by Marriott®	63	40
Hampton by Hilton®	54	38
Homewood Suites by Hilton®	62	34
Residence Inn by Marriott®	104	34
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Home2 Suites by Hilton®	8	8
Marriott® Hotels	7	2
Embassy Suites by Hilton®	2	2
Renaissance® Hotels	1	1
Hilton® Hotels & Resorts	1	-
Total	**428**	**241**

Hotels in the United States[3]	# of hotels	# of rooms
Total Hotels United States	55,976	5,274,724
Total Hotels Upscale and Upper Midscale	14,943	1,726,827
Hilton® [4]	3,674	427,038
Marriott® (includes Starwood)	3,547	424,927
Hyatt®	341	47,311
Apple Hospitality Ownership[5]	**239**	**30,322**

Apple Hospitality owns 3% of Hilton® and Marriott® Upscale and Upper Midscale rooms in the United States

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality as of February 22, 2018.
(3) Source: Lodging Econometrics as of December 31, 2017.
(4) Excludes Doubletree by Hilton® hotels and includes Embassy Suites by Hilton® hotels.
(5) Hotels owned by Apple Hospitality as of December 31, 2017.

TRANSACTIONAL ACTIVITY

2017 and 2018 Acquisitions	Date Acquired	Location	Number of Guest Rooms	Gross Purchase Price
Courtyard by Marriott®	2/2/2017	Fort Worth, TX	124	$18 million
Hilton Garden Inn®	9/12/2017	Birmingham, AL	104	$19 million
Home2 Suites by Hilton®	9/12/2017	Birmingham, AL	106	$19 million
Residence Inn by Marriott®	10/13/2017	Portland, ME	179	$56 million
Residence Inn by Marriott®	10/20/2017	Salt Lake City, UT	136	$26 million
Home2 Suites by Hilton®	12/1/2017	Anchorage, AK	135	$24 million
Hampton Inn & Suites by Hilton®	2/5/2018	Atlanta, GA	119	$63 million(1)
Hampton Inn & Suites by Hilton®	2/5/2018	Memphis, TN	144	
		Total	**1,047**	**$225 million**

Under Contract for Purchase	Location	Number of Guest Rooms	Gross Purchase Price
Hampton Inn & Suites by Hilton®	Phoenix, AZ	210	$44 million
Home2 Suites by Hilton®	Orlando, FL	128	$21 million
	Total	**338**	**$65 million**

2017 Dispositions	Date Sold	Location	Number of Guest Rooms	Gross Sales Price
Hilton®	4/20/2017	Dallas, TX	224	$56 million(2)
Marriott®	10/5/2017	Fairfax, VA	316	$42 million(3)
		Total	**540**	**$98 million**

(1) These two hotels are included in one purchase contract with a total gross purchase price of $63 million.
(2) Gross sales price includes debt assumed by the buyer of approximately $27 million. As a result of the sale, the Company recognized a gain of approximately $16 million in the second quarter of 2017.
(3) As a result of the sale, the Company recognized a gain of approximately $0.3 million in the fourth quarter of 2017.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2017	December 31, 2016
Assets		
Investment in real estate, net of accumulated depreciation of $731,284 and $557,597, respectively	$ 4,793,159	$ 4,823,489
Assets held for sale	-	39,000
Restricted cash-furniture, fixtures and other escrows	29,791	29,425
Due from third party managers, net	31,457	31,460
Other assets, net	47,931	56,509
Total Assets	$ 4,902,338	$ 4,979,883
Liabilities		
Revolving credit facility	$ 106,900	$ 270,000
Term loans	656,279	570,934
Mortgage debt	459,017	497,029
Accounts payable and other liabilities	109,057	124,856
Total Liabilities	1,331,253	1,462,819
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 229,961,548 and 222,938,648 shares, respectively	4,588,188	4,453,205
Accumulated other comprehensive income	9,778	4,589
Distributions greater than net income	(1,026,881)	(940,730)
Total Shareholders' Equity	3,571,085	3,517,064
Total Liabilities and Shareholders' Equity	$ 4,902,338	$ 4,979,883

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data)

	Three Months Ended December 31, (Unaudited) 2017	Three Months Ended December 31, (Unaudited) 2016	Years Ended December 31, 2017	Years Ended December 31, 2016
Revenues:				
Room	$ 266,013	$ 257,360	$ 1,143,987	$ 956,119
Other	23,054	25,071	94,635	84,906
Total revenue	289,067	282,431	1,238,622	1,041,025
Expenses:				
Operating	75,282	75,062	310,756	262,432
Hotel administrative	24,850	23,178	99,745	81,099
Sales and marketing	25,010	23,419	100,877	82,663
Utilities	9,927	9,723	41,909	35,585
Repair and maintenance	12,069	12,082	48,463	41,249
Franchise fees	12,319	12,013	52,930	44,225
Management fees	9,650	9,397	42,722	35,586
Property taxes, insurance and other	17,045	16,545	69,391	56,860
Ground lease	2,827	2,822	11,313	10,409
General and administrative	8,086	4,521	26,341	17,032
Transaction and litigation costs (reimbursements)	-	(2,872)	(2,586)	34,989
Loss on impairment of depreciable real estate assets	38,000	-	45,875	5,471
Depreciation	44,729	43,512	176,499	148,163
Total expenses	279,794	229,402	1,024,235	855,763
Operating income	9,273	53,029	214,387	185,262
Interest and other expense, net	(11,753)	(11,507)	(47,343)	(40,026)
Gain (loss) on sale of real estate	312	(153)	16,295	(153)
Income (loss) before income taxes	(2,168)	41,369	183,339	145,083
Income tax benefit (expense)	(135)	185	(847)	(431)
Net income (loss)	$ (2,303)	$ 41,554	$ 182,492	$ 144,652
Other comprehensive income:				
Interest rate derivatives	4,560	14,580	5,189	6,646
Comprehensive income	$ 2,257	$ 56,134	$ 187,681	$ 151,298
Basic and diluted net income (loss) per common share	$ (0.01)	$ 0.19	$ 0.82	$ 0.76
Weighted average common shares outstanding - basic and diluted	224,935	223,177	223,526	190,856

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FROM MARCH 31, 2016 THROUGH DECEMBER 31, 2017

(Unaudited) (in thousands)

	Three Months Ended							
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017
Net income (loss)	$ 34,686	$ 54,718	$ 13,694	$ 41,554	$ 34,365	$ 87,606	$ 62,824	$ (2,303)
Depreciation	33,484	33,824	37,343	43,512	43,767	43,893	44,110	44,729
Amortization of favorable and unfavorable leases, net	262	119	132	161	165	168	165	165
Interest and other expense, net	8,803	9,560	10,156	11,507	11,717	11,849	12,024	11,753
Income tax (benefit) expense	263	360	(7)	(185)	250	259	203	135
EBITDA	77,498	98,581	61,318	96,549	90,264	143,775	119,326	54,479
Transaction and litigation costs (reimbursements)	293	1,116	36,452	(2,872)	-	(2,586)	-	-
(Gain) Loss on sale of real estate	-	-	-	153	-	(16,140)	157	(312)
Loss on impairment of depreciable real estate assets	-	-	5,471	-	7,875	-	-	38,000
Non-cash straight-line ground lease expense	819	817	843	940	939	938	917	906
Adjusted EBITDA	$ 78,610	$ 100,514	$ 104,084	$ 94,770	$ 99,078	$ 125,987	$ 120,400	$ 93,073
General and administrative expense	4,828	5,060	2,623	4,521	6,754	6,151	5,350	8,086
Adjusted Hotel EBITDA	$ 83,438	$ 105,574	$ 106,707	$ 99,291	$ 105,832	$ 132,138	$ 125,750	$ 101,159

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO FFO AND MFFO FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2017 AND 2016

(Unaudited) (in thousands)

	Three Months Ended December 31,		Years Ended December 31,	
	2017	2016	2017	2016
Net income (loss)	$ (2,303)	$ 41,554	$ 182,492	$ 144,652
Depreciation of real estate owned	44,500	43,282	175,581	147,244
(Gain) loss on sale of real estate	(312)	153	(16,295)	153
Loss on impairment of depreciable real estate assets	38,000	-	45,875	5,471
Amortization of favorable and unfavorable leases, net	165	161	663	674
Funds from operations	80,050	85,150	388,316	298,194
Transaction and litigation costs (reimbursements)	-	(2,872)	(2,586)	34,989
Non-cash straight-line ground lease expense	906	940	3,700	3,419
Modified funds from operations	$ 80,956	$ 83,218	$ 389,430	$ 336,602

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	% Change	Years Ended December 31, 2017	Years Ended December 31, 2016	% Change
Room revenue	$ 267,180	$ 255,297	4.7%	$ 1,149,409	$ 1,123,918	2.3%
Other revenue	23,023	22,852	0.7%	91,779	91,201	0.6%
Total revenue	290,203	278,149	4.3%	1,241,188	1,215,119	2.1%
Total operating expenses	188,817	179,507	5.2%	772,099	745,473	3.6%
Adjusted Hotel EBITDA	$ 101,386	$ 98,642	2.8%	$ 469,089	$ 469,646	(0.1%)
Adjusted Hotel EBITDA Margin %	34.9%	35.5%	(60 bps)	37.8%	38.7%	(90 bps)
ADR (Comparable Hotels)	$ 130.28	$ 127.82	1.9%	$ 134.75	$ 133.45	1.0%
Occupancy (Comparable Hotels)	73.5%	72.4%	1.5%	77.5%	77.0%	0.6%
RevPAR (Comparable Hotels)	$ 95.78	$ 92.55	3.5%	$ 104.40	$ 102.80	1.6%
ADR (Actual)	$ 130.30	$ 127.81	1.9%	$ 134.61	$ 133.61	0.7%
Occupancy (Actual)	73.5%	72.4%	1.5%	77.4%	76.9%	0.7%
RevPAR (Actual)	$ 95.76	$ 92.52	3.5%	$ 104.13	$ 102.80	1.3%
Reconciliation to Actual Results						
Total Revenue (Actual)	$ 289,067	$ 282,431		$ 1,238,622	$ 1,041,025	
Revenue from acquisitions prior to ownership	1,334	4,007		17,157	209,376	
Revenue from dispositions	(147)	(8,242)		(14,395)	(35,238)	
Lease revenue intangible amortization	(51)	(47)		(196)	(44)	
Comparable Hotels Total Revenue	$ 290,203	$ 278,149		$ 1,241,188	$ 1,215,119	
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 101,159	$ 99,291		$ 464,879	$ 395,010	
AHEBITDA from acquisitions prior to ownership	265	1,517		7,890	83,822	
AHEBITDA from dispositions	(38)	(2,166)		(3,680)	(9,186)	
Comparable Hotels AHEBITDA	$ 101,386	$ 98,642		$ 469,089	$ 469,646	

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income (loss) to non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017
Room revenue	$ 263,303	$ 304,499	$ 300,819	$ 255,297	$ 267,744	$ 307,545	$ 306,940	$ 267,180
Other revenue	21,592	23,793	22,964	22,852	21,911	24,672	22,173	23,023
Total revenue	284,895	328,292	323,783	278,149	289,655	332,217	329,113	290,203
Total operating expenses	177,877	191,483	196,606	179,507	184,470	198,887	199,925	188,817
Adjusted Hotel EBITDA	$ 107,018	$ 136,809	$ 127,177	$ 98,642	$ 105,185	$ 133,330	$ 129,188	$ 101,386
Adjusted Hotel EBITDA Margin %	37.6%	41.7%	39.3%	35.5%	36.3%	40.1%	39.3%	34.9%
ADR (Comparable Hotels)	$ 132.51	$ 137.15	$ 135.67	$ 127.82	$ 132.86	$ 137.61	$ 137.72	$ 130.28
Occupancy (Comparable Hotels)	73.5%	81.8%	80.4%	72.4%	74.5%	81.6%	80.3%	73.5%
RevPAR (Comparable Hotels)	$ 97.42	$ 112.20	$ 109.06	$ 92.55	$ 98.95	$ 112.24	$ 110.64	$ 95.78
ADR (Actual)	$ 133.16	$ 138.16	$ 136.04	$ 127.81	$ 133.39	$ 137.56	$ 136.73	$ 130.30
Occupancy (Actual)	74.1%	82.2%	80.2%	72.4%	74.4%	81.5%	80.0%	73.5%
RevPAR (Actual)	$ 98.66	$ 113.59	$ 109.07	$ 92.52	$ 99.27	$ 112.10	$ 109.45	$ 95.76
Reconciliation to Actual Results								
Total Revenue (Actual)	$ 224,487	$ 257,636	$ 276,471	$ 282,431	$ 292,925	$ 331,704	$ 324,926	$ 289,067
Revenue from acquisitions prior to ownership	68,380	80,701	56,288	4,007	3,464	5,104	7,255	1,334
Revenue from dispositions	(8,069)	(9,998)	(8,929)	(8,242)	(6,687)	(4,544)	(3,017)	(147)
Lease revenue intangible amortization	97	(47)	(47)	(47)	(47)	(47)	(51)	(51)
Comparable Hotels Total Revenue	$ 284,895	$ 328,292	$ 323,783	$ 278,149	$ 289,655	$ 332,217	$ 329,113	$ 290,203
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 83,438	$ 105,574	$ 106,707	$ 99,291	$ 105,832	$ 132,138	$ 125,750	$ 101,159
AHEBITDA from acquisitions prior to ownership	25,312	34,230	22,763	1,517	1,060	2,471	4,094	265
AHEBITDA from dispositions	(1,732)	(2,995)	(2,293)	(2,166)	(1,707)	(1,279)	(656)	(38)
Comparable Hotels AHEBITDA	$ 107,018	$ 136,809	$ 127,177	$ 98,642	$ 105,185	$ 133,330	$ 129,188	$ 101,386

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income (loss) to non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT, INC.
SAME STORE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	% Change	Years Ended December 31, 2017	Years Ended December 31, 2016	% Change
Room revenue	$ 199,219	$ 193,850	2.8%	$ 864,530	$ 856,834	0.9%
Other revenue	17,998	18,361	(2.0%)	71,690	72,150	(0.6%)
Total revenue	217,217	212,211	2.4%	936,220	928,984	0.8%
Total operating expenses	142,317	137,389	3.6%	586,496	572,601	2.4%
Adjusted Hotel EBITDA	$ 74,900	$ 74,822	0.1%	$ 349,724	$ 356,383	(1.9%)
Adjusted Hotel EBITDA Margin %	34.5%	35.3%	(80 bps)	37.4%	38.4%	(100 bps)
ADR (Same Store Hotels)	$ 130.96	$ 128.69	1.8%	$ 135.63	$ 134.34	1.0%
Occupancy (Same Store Hotels)	73.4%	72.7%	1.0%	77.6%	77.4%	0.3%
RevPAR (Same Store Hotels)	$ 96.16	$ 93.60	2.7%	$ 105.19	$ 104.00	1.1%
ADR (Actual)	$ 130.30	$ 127.81	1.9%	$ 134.61	$ 133.61	0.7%
Occupancy (Actual)	73.5%	72.4%	1.5%	77.4%	76.9%	0.7%
RevPAR (Actual)	$ 95.76	$ 92.52	3.5%	$ 104.13	$ 102.80	1.3%
Reconciliation to Actual Results						
Total Revenue (Actual)	$ 289,067	$ 282,431		$ 1,238,622	$ 1,041,025	
Revenue from acquisitions	(71,652)	(61,931)		(287,811)	(85,811)	
Revenue from dispositions	(147)	(8,242)		(14,395)	(26,186)	
Lease revenue intangible amortization	(51)	(47)		(196)	(44)	
Same Store Hotels Total Revenue	$ 217,217	$ 212,211		$ 936,220	$ 928,984	
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 101,159	$ 99,291		$ 464,879	$ 395,010	
AHEBITDA from acquisitions	(26,221)	(22,303)		(111,475)	(31,793)	
AHEBITDA from dispositions	(38)	(2,166)		(3,680)	(6,834)	
Same Store Hotels AHEBITDA	$ 74,900	$ 74,822		$ 349,724	$ 356,383	

Note: Same Store Hotels is defined as the 177 hotels owned by the Company as of January 1, 2016 and during the entirety of the periods being compared. This information has not been audited. Reconciliation of net income (loss) to non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
SAME STORE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017
Room revenue	$ 202,285	$ 232,836	$ 227,863	$ 193,850	$ 202,007	$ 232,485	$ 230,819	$ 199,219
Other revenue	17,156	18,737	17,896	18,361	17,243	19,380	17,069	17,998
Total revenue	219,441	251,573	245,759	212,211	219,250	251,865	247,888	217,217
Total operating expenses	137,197	147,679	150,336	137,389	140,244	151,866	152,069	142,317
Adjusted Hotel EBITDA	$ 82,244	$ 103,894	$ 95,423	$ 74,822	$ 79,006	$ 99,999	$ 95,819	$ 74,900
Adjusted Hotel EBITDA Margin %	37.5%	41.3%	38.8%	35.3%	36.0%	39.7%	38.7%	34.5%
ADR (Same Store Hotels)	$ 133.16	$ 138.23	$ 136.60	$ 128.69	$ 133.43	$ 138.65	$ 138.86	$ 130.96
Occupancy (Same Store Hotels)	74.2%	82.2%	80.5%	72.7%	74.7%	81.8%	80.2%	73.4%
RevPAR (Same Store Hotels)	$ 98.75	$ 113.66	$ 110.02	$ 93.60	$ 99.70	$ 113.45	$ 111.42	$ 96.16
ADR (Actual)	$ 133.16	$ 138.16	$ 136.04	$ 127.81	$ 133.39	$ 137.56	$ 136.73	$ 130.30
Occupancy (Actual)	74.1%	82.2%	80.2%	72.4%	74.4%	81.5%	80.0%	73.5%
RevPAR (Actual)	$ 98.66	$ 113.59	$ 109.07	$ 92.52	$ 99.27	$ 112.10	$ 109.45	$ 95.76
Reconciliation to Actual Results								
Total Revenue (Actual)	$ 224,487	$ 257,636	$ 276,471	$ 282,431	$ 292,925	$ 331,704	$ 324,926	$ 289,067
Revenue from acquisitions	-	-	(23,880)	(61,931)	(66,941)	(75,248)	(73,970)	(71,652)
Revenue from dispositions	(5,143)	(6,016)	(6,785)	(8,242)	(6,687)	(4,544)	(3,017)	(147)
Lease revenue intangible amortization	97	(47)	(47)	(47)	(47)	(47)	(51)	(51)
Same Store Hotels Total Revenue	$ 219,441	$ 251,573	$ 245,759	$ 212,211	$ 219,250	$ 251,865	$ 247,888	$ 217,217
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 83,438	$ 105,574	$ 106,707	$ 99,291	$ 105,832	$ 132,138	$ 125,750	$ 101,159
AHEBITDA from acquisitions	-	-	(9,490)	(22,303)	(25,119)	(30,860)	(29,275)	(26,221)
AHEBITDA from dispositions	(1,194)	(1,680)	(1,794)	(2,166)	(1,707)	(1,279)	(656)	(38)
Same Store Hotels AHEBITDA	$ 82,244	$ 103,894	$ 95,423	$ 74,822	$ 79,006	$ 99,999	$ 95,819	$ 74,900

Note: Same Store Hotels is defined as the 177 hotels owned by the Company as of January 1, 2016 and during the entirety of the periods being compared. This information has not been audited. Reconciliation of net income (loss) to non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY MARKET
THREE MONTHS ENDED DECEMBER 31 (Unaudited)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
Top 20 Markets											
Los Angeles/Long Beach, CA	8	89.0%	85.3%	4.3%	$163.06	$161.27	1.1%	$145.13	$137.62	5.5%	6.9%
Nashville, TN	5	82.2%	75.4%	8.9%	$170.22	$168.19	1.2%	$139.87	$126.86	10.3%	4.4%
San Diego, CA	7	74.6%	74.3%	0.4%	$137.29	$136.82	0.3%	$102.45	$101.69	0.7%	4.2%
Anaheim/Santa Ana, CA	6	85.0%	78.9%	7.7%	$137.98	$135.46	1.9%	$117.27	$106.94	9.7%	4.1%
Chicago, IL	8	69.7%	68.8%	1.4%	$125.06	$124.93	0.1%	$87.15	$85.89	1.5%	3.6%
Dallas, TX	9	71.5%	71.3%	0.4%	$119.69	$117.34	2.0%	$85.62	$83.61	2.4%	3.5%
Richmond/Petersburg, VA	4	68.6%	64.4%	6.5%	$148.99	$147.08	1.3%	$102.19	$94.74	7.9%	3.1%
Phoenix, AZ	8	72.9%	72.3%	0.8%	$113.81	$112.66	1.0%	$82.94	$81.46	1.8%	3.0%
Austin, TX	7	76.9%	73.9%	4.0%	$126.76	$123.75	2.4%	$97.48	$91.50	6.5%	2.9%
Houston, TX	6	71.2%	57.4%	24.0%	$127.36	$111.82	13.9%	$90.70	$64.20	41.3%	2.6%
Seattle, WA	3	75.7%	75.5%	0.4%	$168.73	$168.02	0.4%	$127.79	$126.78	0.8%	2.5%
Miami/Hialeah, FL	3	93.0%	85.5%	8.7%	$154.79	$145.84	6.1%	$143.92	$124.73	15.4%	2.3%
Fort Lauderdale, FL	3	90.8%	80.0%	13.5%	$143.53	$132.92	8.0%	$130.30	$106.28	22.6%	2.2%
Fort Worth/Arlington, TX	5	70.6%	75.1%	(6.0)%	$130.14	$123.57	5.3%	$91.88	$92.79	(1.0)%	1.9%
Denver, CO	3	72.4%	69.3%	4.5%	$147.81	$144.00	2.6%	$106.98	$99.76	7.2%	1.9%
Oklahoma City, OK	4	72.2%	68.6%	5.2%	$126.00	$129.18	(2.5)%	$91.01	$88.66	2.6%	1.8%
Washington, DC-MD-VA	4	76.1%	73.7%	3.3%	$122.54	$125.31	(2.2)%	$93.28	$92.32	1.0%	1.7%
Alabama South	6	65.2%	69.4%	(6.1)%	$114.48	$111.71	2.5%	$74.59	$77.50	(3.8)%	1.4%
Boston, MA	4	70.7%	68.4%	3.3%	$133.11	$128.69	3.4%	$94.09	$88.03	6.9%	1.4%
Idaho	2	70.7%	71.2%	(0.8)%	$123.04	$121.96	0.9%	$86.95	$86.84	0.1%	1.4%
Top 20 Markets	**105**	**75.6%**	**72.8%**	**3.9%**	**$136.29**	**$133.40**	**2.2%**	**$103.01**	**$97.08**	**6.1%**	**56.8%**

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY MARKET
THREE MONTHS ENDED DECEMBER 31 (Unaudited) (Continued)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
All Other Markets											
Indiana North	3	68.6%	66.1%	3.8%	$146.94	$144.10	2.0%	$100.86	$95.30	5.8%	1.4%
Kansas City, MO-KS	5	72.5%	75.3%	(3.7)%	$115.90	$116.66	(0.7)%	$84.05	$87.81	(4.3)%	1.3%
Philadelphia, PA-NJ	3	73.0%	66.1%	10.5%	$136.16	$142.32	(4.3)%	$99.41	$94.00	5.7%	1.3%
Orlando, FL	3	75.5%	85.2%	(11.4)%	$114.25	$109.17	4.7%	$86.23	$93.02	(7.3)%	1.3%
North Carolina East	5	67.2%	73.5%	(8.5)%	$104.72	$104.05	0.6%	$70.37	$76.44	(7.9)%	1.2%
Omaha, NE	4	63.4%	64.2%	(1.3)%	$114.21	$117.87	(3.1)%	$72.36	$75.67	(4.4)%	1.2%
Florida Central	3	79.8%	74.3%	7.4%	$136.07	$128.59	5.8%	$108.59	$95.55	13.6%	1.2%
Virginia Area	2	72.5%	80.0%	(9.4)%	$147.44	$140.08	5.3%	$106.89	$112.05	(4.6)%	1.2%
Newark, NJ	2	82.9%	81.6%	1.7%	$152.85	$151.70	0.8%	$126.77	$123.74	2.4%	1.1%
New Orleans, LA	1	78.3%	81.7%	(4.2)%	$184.95	$174.43	6.0%	$144.77	$142.45	1.6%	1.1%
Florida Panhandle	5	66.4%	71.4%	(7.0)%	$107.96	$111.38	(3.1)%	$71.70	$79.52	(9.8)%	1.1%
Maine	1	74.1%	74.5%	(0.5)%	$169.48	$164.99	2.7%	$125.61	$122.95	2.2%	1.0%
San Jose/Santa Cruz, CA	1	84.0%	83.2%	1.0%	$209.10	$196.94	6.2%	$175.66	$163.76	7.3%	1.0%
Melbourne/Titusville, FL	1	91.3%	80.0%	14.1%	$144.57	$126.57	14.2%	$131.97	$101.25	30.3%	1.0%
Arkansas Area	4	61.4%	63.7%	(3.6)%	$119.50	$123.74	(3.4)%	$73.41	$78.88	(6.9)%	1.0%
Knoxville, TN	3	73.3%	72.7%	0.7%	$111.12	$111.85	(0.7)%	$81.41	$81.35	0.1%	0.9%
Alabama North	4	68.8%	68.1%	0.9%	$107.42	$106.28	1.1%	$73.86	$72.42	2.0%	0.9%
Tampa/St Petersburg, FL	2	88.7%	79.0%	12.2%	$123.32	$115.99	6.3%	$109.36	$91.67	19.3%	0.9%
Greensboro/Winston Salem, NC	3	66.3%	69.3%	(4.3)%	$119.54	$120.53	(0.8)%	$79.30	$83.55	(5.1)%	0.9%
Tucson, AZ	3	76.0%	72.5%	4.8%	$98.64	$93.75	5.2%	$74.96	$67.95	10.3%	0.8%
Iowa Area	3	74.7%	76.7%	(2.7)%	$108.67	$107.85	0.8%	$81.13	$82.72	(1.9)%	0.8%
Texas East	4	73.0%	63.8%	14.5%	$100.18	$88.13	13.7%	$73.13	$56.21	30.1%	0.8%
Tennessee Area	3	63.4%	65.9%	(3.8)%	$105.50	$106.45	(0.9)%	$66.93	$70.19	(4.7)%	0.8%
St Louis, MO-IL	2	67.3%	65.1%	3.4%	$129.99	$129.58	0.3%	$87.49	$84.32	3.8%	0.8%

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY MARKET
THREE MONTHS ENDED DECEMBER 31 (Unaudited) (Continued)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
All Other Markets Continued											
Raleigh/Durham/Chapel Hill, NC	2	76.6%	75.9%	0.9%	$113.10	$110.05	2.8%	$86.63	$83.51	3.7%	0.7%
Birmingham, AL	4	63.7%	68.1%	(6.5)%	$109.34	$103.88	5.3%	$69.68	$70.79	(1.6)%	0.7%
Columbia, SC	2	76.8%	74.4%	3.1%	$116.55	$116.13	0.4%	$89.47	$86.43	3.5%	0.7%
Syracuse, NY	2	67.0%	58.7%	14.0%	$145.58	$163.64	(11.0)%	$97.50	$96.10	1.5%	0.7%
Louisiana South	3	61.9%	71.9%	(13.8)%	$108.39	$113.15	(4.2)%	$67.15	$81.36	(17.5)%	0.7%
Jacksonville, FL	1	90.9%	88.0%	3.3%	$144.69	$143.68	0.7%	$131.58	$126.46	4.0%	0.7%
California South/Central	3	77.0%	81.9%	(6.0)%	$120.80	$114.65	5.4%	$93.02	$93.95	(1.0)%	0.7%
Long Island	1	86.1%	84.3%	2.1%	$134.74	$131.12	2.8%	$116.00	$110.54	4.9%	0.7%
Alaska	2	72.3%	63.3%	14.3%	$138.67	$138.47	0.1%	$100.27	$87.62	14.4%	0.7%
West Palm Beach/Boca Raton, FL	1	89.4%	86.7%	3.1%	$117.10	$123.31	(5.0)%	$104.66	$106.91	(2.1)%	0.6%
Sacramento, CA	1	76.0%	72.4%	4.9%	$150.42	$139.74	7.6%	$114.28	$101.16	13.0%	0.6%
Riverside/San Bernardino, CA	1	86.5%	88.6%	(2.4)%	$163.54	$156.99	4.2%	$141.50	$139.17	1.7%	0.6%
Salt Lake City/Ogden, UT	2	65.3%	72.5%	(9.9)%	$111.86	$105.47	6.1%	$73.02	$76.44	(4.5)%	0.6%
Norfolk/Virginia Beach, VA	4	65.9%	66.3%	(0.5)%	$100.30	$98.60	1.7%	$66.14	$65.35	1.2%	0.6%
Texas West	2	70.5%	80.3%	(12.2)%	$110.31	$110.83	(0.5)%	$77.72	$88.98	(12.7)%	0.6%
Detroit, MI	1	68.0%	65.1%	4.4%	$136.73	$133.85	2.1%	$92.95	$87.14	6.7%	0.6%
Atlanta, GA	1	70.7%	61.8%	14.4%	$157.95	$132.73	19.0%	$111.72	$82.08	36.1%	0.5%
Portland, OR	1	71.2%	65.0%	9.6%	$129.65	$120.07	8.0%	$92.37	$78.06	18.3%	0.4%
Macon/Warner Robins, GA	1	78.5%	75.8%	3.6%	$128.91	$127.96	0.7%	$101.21	$97.00	4.3%	0.4%
Georgia South	3	62.3%	61.1%	1.9%	$92.27	$90.03	2.5%	$57.47	$55.02	4.5%	0.4%
Indianapolis, IN	1	77.9%	72.2%	7.9%	$114.53	$115.86	(1.1)%	$89.25	$83.70	6.6%	0.4%
Bergen/Passaic, NJ	1	75.1%	83.7%	(10.2)%	$141.47	$136.29	3.8%	$106.26	$114.03	(6.8)%	0.4%

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY MARKET
THREE MONTHS ENDED DECEMBER 31 (Unaudited) (Continued)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
All Other Markets Continued											
Mississippi	2	68.3%	61.6%	10.9%	$106.07	$107.16	(1.0)%	$72.41	$65.98	9.7%	0.4%
Charlotte, NC-SC	2	70.5%	68.6%	2.8%	$101.38	$106.36	(4.7)%	$71.45	$72.95	(2.1)%	0.4%
Ohio Area	1	62.6%	67.4%	(7.1)%	$119.27	$121.29	(1.7)%	$74.71	$81.74	(8.6)%	0.4%
Baltimore, MD	1	67.7%	70.9%	(4.5)%	$126.66	$119.49	6.0%	$85.72	$84.70	1.2%	0.3%
Colorado Springs, CO	1	77.6%	77.6%	(0.0)%	$120.55	$114.62	5.2%	$93.55	$88.96	5.2%	0.3%
Charleston, SC	1	66.9%	74.1%	(9.7)%	$116.80	$117.62	(0.7)%	$78.13	$87.16	(10.4)%	0.3%
Pittsburgh, PA	1	66.2%	64.7%	2.3%	$120.13	$130.58	(8.0)%	$79.50	$84.44	(5.8)%	0.3%
Central New Jersey	1	56.9%	62.4%	(8.9)%	$129.21	$123.33	4.8%	$73.47	$76.98	(4.5)%	0.3%
Savannah, GA	1	78.1%	87.0%	(10.3)%	$123.99	$125.60	(1.3)%	$96.85	$109.33	(11.4)%	0.3%
Minneapolis/St Paul, MN-WI	1	72.4%	65.5%	10.5%	$123.79	$131.67	(6.0)%	$89.59	$86.27	3.9%	0.3%
Memphis, TN-AR-MS	1	72.6%	70.1%	3.5%	$121.47	$122.65	(1.0)%	$88.15	$85.99	2.5%	0.3%
Utah Area	1	66.6%	69.6%	(4.2)%	$110.84	$109.47	1.3%	$73.86	$76.17	(3.0)%	0.2%
Minnesota	1	75.7%	67.9%	11.5%	$107.15	$100.88	6.2%	$81.08	$68.46	18.4%	0.2%
Cincinnati, OH-KY-IN	1	65.2%	60.3%	8.3%	$112.67	$115.68	(2.6)%	$73.51	$69.70	5.5%	0.2%
Mobile, AL	1	70.9%	66.6%	6.5%	$103.78	$102.24	1.5%	$73.63	$68.09	8.1%	0.2%
Sarasota/Bradenton, FL	1	87.4%	86.3%	1.4%	$116.41	$115.53	0.8%	$101.79	$99.65	2.1%	0.2%
Greenville/Spartanburg, SC	1	73.6%	81.1%	(9.3)%	$119.04	$114.96	3.5%	$87.55	$93.27	(6.1)%	0.2%
South Carolina Area	1	63.9%	78.2%	(18.2)%	$112.54	$121.11	(7.1)%	$71.92	$94.67	(24.0)%	0.2%
Chattanooga, TN-GA	1	75.1%	76.2%	(1.4)%	$116.34	$114.96	1.2%	$87.39	$87.58	(0.2)%	0.1%
San Antonio, TX	1	63.9%	69.6%	(8.3)%	$87.38	$90.20	(3.1)%	$55.81	$62.82	(11.2)%	0.1%
Kansas	1	61.6%	57.9%	6.4%	$96.20	$95.67	0.6%	$59.25	$55.41	6.9%	0.1%
New York, NY	1	98.9%	95.7%	3.4%	$289.32	$288.64	0.2%	$286.25	$276.26	3.6%	(0.1)%
All Other Markets	**134**	**71.6%**	**72.1%**	**(0.7)%**	**$124.33**	**$122.52**	**1.5%**	**$89.00**	**$88.29**	**0.8%**	**43.2%**
Total Portfolio	**239**	**73.5%**	**72.4%**	**1.5%**	**$130.28**	**$127.82**	**1.9%**	**$95.78**	**$92.55**	**3.5%**	**100.0%**

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY MARKET
YEARS ENDED DECEMBER 31 (Unaudited)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
Top 20 Markets											
Los Angeles/Long Beach, CA	8	90.3%	90.2%	0.1%	$168.58	$175.67	(4.0)%	$152.26	$158.51	(3.9)%	6.2%
San Diego, CA	7	81.1%	78.3%	3.6%	$152.72	$148.23	3.0%	$123.83	$116.00	6.7%	5.2%
Nashville, TN	5	83.2%	84.5%	(1.6)%	$171.76	$169.43	1.4%	$142.83	$143.17	(0.2)%	3.9%
Anaheim/Santa Ana, CA	6	86.1%	84.4%	2.0%	$146.27	$143.89	1.7%	$125.99	$121.50	3.7%	3.9%
Chicago, IL	8	73.8%	73.2%	0.8%	$126.79	$128.25	(1.1)%	$93.57	$93.90	(0.3)%	3.7%
Seattle, WA	3	83.3%	82.8%	0.7%	$198.96	$191.73	3.8%	$165.82	$158.66	4.5%	3.2%
Dallas, TX	9	74.7%	77.8%	(4.0)%	$120.69	$120.01	0.6%	$90.13	$93.36	(3.5)%	3.1%
Phoenix, AZ	8	72.8%	72.4%	0.6%	$121.53	$118.72	2.4%	$88.49	$85.89	3.0%	2.9%
Richmond/Petersburg, VA	4	74.3%	70.4%	5.5%	$149.07	$146.09	2.0%	$110.76	$102.88	7.7%	2.9%
Austin, TX	7	76.6%	78.6%	(2.5)%	$126.88	$128.35	(1.1)%	$97.16	$100.85	(3.7)%	2.5%
Denver, CO	3	79.8%	77.6%	2.8%	$154.33	$153.04	0.8%	$123.13	$118.80	3.6%	2.1%
Houston, TX	6	67.4%	61.4%	9.8%	$124.16	$123.11	0.9%	$83.69	$75.59	10.7%	1.9%
Omaha, NE	4	72.4%	74.4%	(2.7)%	$133.92	$136.89	(2.2)%	$97.00	$101.91	(4.8)%	1.9%
Oklahoma City, OK	4	77.4%	77.4%	(0.1)%	$132.50	$136.17	(2.7)%	$102.49	$105.41	(2.8)%	1.8%
North Carolina East	5	77.9%	79.0%	(1.4)%	$119.65	$116.07	3.1%	$93.26	$91.74	1.7%	1.8%
Miami/Hialeah, FL	3	89.3%	88.8%	0.6%	$148.69	$152.46	(2.5)%	$132.77	$135.31	(1.9)%	1.8%
Washington, DC-MD-VA	4	78.8%	78.9%	(0.1)%	$130.47	$130.52	(0.0)%	$102.82	$102.93	(0.1)%	1.7%
Fort Lauderdale, FL	3	87.5%	82.6%	5.9%	$140.34	$137.11	2.4%	$122.79	$113.23	8.4%	1.7%
Fort Worth/Arlington, TX	5	73.1%	79.8%	(8.5)%	$130.12	$123.57	5.3%	$95.07	$98.62	(3.6)%	1.7%
Norfolk/Virginia Beach, VA	4	75.8%	74.2%	2.1%	$141.49	$142.04	(0.4)%	$107.23	$105.39	1.8%	1.7%
Top 20 Markets	**106**	**78.3%**	**77.9%**	**0.6%**	**$141.38**	**$140.77**	**0.4%**	**$110.75**	**$109.65**	**1.0%**	**55.6%**

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY MARKET
YEARS ENDED DECEMBER 31 (Unaudited) (Continued)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
All Other Markets											
Idaho	2	80.0%	79.5%	0.5%	$127.97	$124.69	2.6%	$102.33	$99.19	3.2%	1.6%
Kansas City, MO-KS	5	78.2%	75.2%	3.9%	$119.05	$119.03	0.0%	$93.08	$89.56	3.9%	1.4%
Alabama South	6	72.5%	74.8%	(3.1)%	$112.92	$112.83	0.1%	$81.85	$84.43	(3.1)%	1.4%
Boston, MA	4	74.8%	77.3%	(3.2)%	$133.02	$130.27	2.1%	$99.55	$100.76	(1.2)%	1.4%
Florida Panhandle	5	75.0%	75.7%	(0.9)%	$118.88	$116.91	1.7%	$89.17	$88.49	0.8%	1.4%
Orlando, FL	3	84.1%	87.0%	(3.3)%	$117.47	$112.45	4.5%	$98.83	$97.82	1.0%	1.3%
Alaska	2	78.6%	69.0%	14.0%	$174.58	$182.38	(4.3)%	$137.26	$125.82	9.1%	1.3%
Indiana North	3	74.0%	74.5%	(0.7)%	$139.97	$136.58	2.5%	$103.57	$101.77	1.8%	1.3%
Virginia Area	2	79.7%	82.6%	(3.5)%	$146.19	$142.97	2.3%	$116.49	$118.04	(1.3)%	1.2%
Philadelphia, PA-NJ	3	73.5%	71.4%	3.0%	$138.66	$145.02	(4.4)%	$101.95	$103.48	(1.5)%	1.1%
Arkansas Area	4	68.5%	69.0%	(0.7)%	$122.78	$118.78	3.4%	$84.16	$82.01	2.6%	1.1%
San Jose/Santa Cruz, CA	1	89.3%	87.6%	1.9%	$217.32	$209.16	3.9%	$194.10	$183.33	5.9%	1.0%
Maine	1	76.5%	72.6%	5.4%	$182.64	$182.65	(0.0)%	$139.73	$132.53	5.4%	1.0%
St Louis, MO-IL	2	74.7%	74.4%	0.4%	$142.62	$136.84	4.2%	$106.52	$101.80	4.6%	1.0%
Alabama North	4	76.8%	74.4%	3.2%	$109.37	$106.94	2.3%	$84.00	$79.61	5.5%	1.0%
Florida Central	3	79.1%	78.1%	1.3%	$134.95	$131.88	2.3%	$106.79	$103.04	3.6%	1.0%
Newark, NJ	2	82.7%	83.3%	(0.7)%	$150.67	$151.94	(0.8)%	$124.66	$126.64	(1.6)%	0.9%
Salt Lake City/Ogden, UT	2	77.9%	75.8%	2.8%	$122.04	$114.66	6.4%	$95.03	$86.89	9.4%	0.9%
Tennessee Area	3	67.8%	69.8%	(3.0)%	$112.92	$117.35	(3.8)%	$76.50	$81.94	(6.6)%	0.9%
Knoxville, TN	3	74.3%	72.0%	3.3%	$111.89	$109.51	2.2%	$83.17	$78.84	5.5%	0.8%
Tucson, AZ	3	77.6%	80.8%	(3.9)%	$103.01	$96.40	6.9%	$79.98	$77.85	2.7%	0.8%
Tampa/St Petersburg, FL	2	87.5%	84.4%	3.7%	$127.42	$121.19	5.1%	$111.48	$102.28	9.0%	0.8%
Iowa Area	3	78.1%	76.1%	2.6%	$112.69	$113.51	(0.7)%	$87.98	$86.36	1.9%	0.8%
New Orleans, LA	1	78.8%	80.0%	(1.5)%	$172.21	$169.22	1.8%	$135.69	$135.38	0.2%	0.8%

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY MARKET
YEARS ENDED DECEMBER 31 (Unaudited) (Continued)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
All Other Markets Continued											
Melbourne/Titusville, FL	1	89.5%	75.2%	19.0%	$142.89	$123.70	15.5%	$127.94	$93.04	37.5%	0.8%
Greensboro/Winston Salem, NC	3	71.5%	72.4%	(1.3)%	$115.38	$114.13	1.1%	$82.49	$82.67	(0.2)%	0.8%
California South/Central	3	85.6%	84.8%	0.9%	$124.06	$119.57	3.8%	$106.18	$101.41	4.7%	0.8%
Louisiana South	3	68.4%	73.2%	(6.6)%	$108.10	$112.26	(3.7)%	$73.89	$82.18	(10.1)%	0.7%
Columbia, SC	2	80.5%	78.7%	2.2%	$116.43	$113.25	2.8%	$93.70	$89.17	5.1%	0.7%
Syracuse, NY	2	67.9%	73.2%	(7.2)%	$155.35	$169.34	(8.3)%	$105.49	$123.96	(14.9)%	0.7%
Sacramento, CA	1	84.3%	77.6%	8.6%	$150.72	$139.34	8.2%	$127.00	$108.14	17.4%	0.7%
Raleigh/Durham/Chapel Hill, NC	2	77.5%	74.0%	4.8%	$111.06	$108.88	2.0%	$86.09	$80.52	6.9%	0.6%
Long Island	1	83.3%	84.3%	(1.2)%	$145.07	$139.61	3.9%	$120.83	$117.75	2.6%	0.6%
Texas West	2	73.0%	78.5%	(7.0)%	$114.62	$116.56	(1.7)%	$83.64	$91.50	(8.6)%	0.6%
Jacksonville, FL	1	90.4%	85.8%	5.4%	$144.93	$141.67	2.3%	$131.01	$121.50	7.8%	0.6%
Texas East	4	69.3%	69.3%	(0.1)%	$94.25	$89.36	5.5%	$65.27	$61.93	5.4%	0.6%
Riverside/San Bernardino, CA	1	89.3%	92.0%	(3.0)%	$166.52	$152.19	9.4%	$148.63	$140.07	6.1%	0.6%
Detroit, MI	1	73.6%	73.9%	(0.4)%	$140.10	$136.41	2.7%	$103.13	$100.78	2.3%	0.5%
Portland, OR	1	75.8%	73.6%	3.0%	$136.75	$128.62	6.3%	$103.65	$94.69	9.5%	0.5%
West Palm Beach/Boca Raton, FL	1	81.8%	83.6%	(2.1)%	$123.00	$125.27	(1.8)%	$100.66	$104.71	(3.9)%	0.5%
Georgia South	3	69.2%	63.3%	9.3%	$93.92	$89.92	4.4%	$64.99	$56.93	14.2%	0.5%
Birmingham, AL	4	69.2%	72.3%	(4.2)%	$108.29	$103.39	4.7%	$74.96	$74.74	0.3%	0.4%
Mississippi	2	73.7%	67.9%	8.5%	$107.58	$109.29	(1.6)%	$79.32	$74.26	6.8%	0.4%
Charlotte, NC-SC	2	72.2%	76.4%	(5.5)%	$104.29	$109.02	(4.3)%	$75.27	$83.26	(9.6)%	0.4%
Indianapolis, IN	1	83.5%	76.5%	9.2%	$120.48	$118.20	1.9%	$100.61	$90.38	11.3%	0.4%
Bergen/Passaic, NJ	1	80.7%	78.4%	2.9%	$142.67	$139.35	2.4%	$115.15	$109.27	5.4%	0.4%

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY MARKET
YEARS ENDED DECEMBER 31 (Unaudited) (Continued)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
All Other Markets Continued											
Central New Jersey	1	70.1%	68.5%	2.4%	$123.84	$126.85	(2.4)%	$86.86	$86.88	(0.0)%	0.4%
Macon/Warner Robins, GA	1	82.2%	82.9%	(0.8)%	$128.04	$124.58	2.8%	$105.27	$103.27	1.9%	0.4%
Colorado Springs, CO	1	82.2%	83.8%	(1.9)%	$134.71	$125.27	7.5%	$110.74	$105.02	5.4%	0.4%
Charleston, SC	1	79.0%	81.8%	(3.4)%	$119.41	$120.38	(0.8)%	$94.37	$98.47	(4.2)%	0.4%
Ohio Area	1	68.3%	70.2%	(2.7)%	$121.97	$124.41	(2.0)%	$83.31	$87.37	(4.6)%	0.4%
South Carolina Area	1	80.2%	79.8%	0.5%	$131.08	$127.93	2.5%	$105.16	$102.12	3.0%	0.3%
Atlanta, GA	1	69.6%	61.7%	12.8%	$144.14	$133.25	8.2%	$100.29	$82.22	22.0%	0.3%
Savannah, GA	1	84.5%	86.3%	(2.1)%	$128.83	$126.54	1.8%	$108.80	$109.18	(0.4)%	0.3%
Utah Area	1	73.4%	73.2%	0.2%	$121.54	$112.97	7.6%	$89.17	$82.75	7.8%	0.3%
Memphis, TN-AR-MS	1	80.1%	82.1%	(2.4)%	$122.28	$120.38	1.6%	$97.93	$98.82	(0.9)%	0.3%
Sarasota/Bradenton, FL	1	90.3%	88.3%	2.3%	$130.12	$129.69	0.3%	$117.49	$114.51	2.6%	0.3%
Minneapolis/St Paul, MN-WI	1	74.8%	73.8%	1.4%	$131.53	$133.73	(1.6)%	$98.42	$98.67	(0.3)%	0.3%
Baltimore, MD	1	71.9%	72.2%	(0.5)%	$124.35	$117.41	5.9%	$89.36	$84.77	5.4%	0.3%
Cincinnati, OH-KY-IN	1	72.0%	71.2%	1.1%	$122.12	$127.27	(4.1)%	$87.87	$90.60	(3.0)%	0.3%
Pittsburgh, PA	1	67.6%	66.8%	1.1%	$119.88	$130.85	(8.4)%	$80.99	$87.45	(7.4)%	0.3%
Minnesota	1	77.0%	72.5%	6.2%	$107.98	$103.24	4.6%	$83.13	$74.85	11.1%	0.2%
Mobile, AL	1	73.1%	70.5%	3.8%	$109.17	$108.32	0.8%	$79.81	$76.31	4.6%	0.2%
Greenville/Spartanburg, SC	1	80.1%	84.7%	(5.5)%	$116.31	$111.75	4.1%	$93.14	$94.70	(1.6)%	0.2%
San Antonio, TX	1	76.3%	80.2%	(4.9)%	$95.69	$97.09	(1.4)%	$73.01	$77.88	(6.3)%	0.2%
Chattanooga, TN-GA	1	81.1%	69.8%	16.3%	$118.81	$113.28	4.9%	$96.41	$79.05	22.0%	0.1%
Kansas	1	66.7%	61.8%	7.8%	$98.04	$99.70	(1.7)%	$65.36	$61.65	6.0%	0.1%
New York, NY	1	94.3%	88.6%	6.5%	$250.34	$263.15	(4.9)%	$236.13	$233.09	1.3%	(0.6)%
All Other Markets	**133**	**76.6%**	**76.2%**	**0.6%**	**$128.16**	**$126.14**	**1.6%**	**$98.22**	**$96.10**	**2.2%**	**44.4%**
Total Portfolio	**239**	**77.5%**	**77.0%**	**0.6%**	**$134.75**	**$133.45**	**1.0%**	**$104.40**	**$102.80**	**1.6%**	**100.0%**

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION
THREE MONTHS ENDED DECEMBER 31 (Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
STR Region											
East North Central	15	69.2%	67.8%	2.1%	$127.54	$127.16	0.3%	$88.31	$86.25	2.4%	6.5%
East South Central	29	71.2%	71.1%	0.2%	$126.89	$125.34	1.2%	$90.39	$89.12	1.4%	9.9%
Middle Atlantic	12	76.5%	74.1%	3.2%	$164.22	$166.18	(1.2)%	$125.62	$123.15	2.0%	4.7%
Mountain	20	72.0%	71.8%	0.4%	$118.67	$115.74	2.5%	$85.49	$83.05	2.9%	8.3%
New England	5	71.6%	70.1%	2.2%	$143.55	$139.40	3.0%	$102.84	$97.72	5.2%	2.4%
Pacific	33	80.4%	77.8%	3.4%	$149.25	$146.75	1.7%	$119.97	$114.10	5.1%	21.5%
South Atlantic	62	74.6%	74.1%	0.6%	$124.61	$120.98	3.0%	$92.98	$89.69	3.7%	25.0%
West North Central	17	69.1%	69.0%	0.1%	$115.55	$116.57	(0.9)%	$79.84	$80.46	(0.8)%	4.8%
West South Central	46	71.0%	69.4%	2.3%	$122.68	$118.84	3.2%	$87.10	$82.47	5.6%	16.9%
Total Portfolio	**239**	**73.5%**	**72.4%**	**1.5%**	**$130.28**	**$127.82**	**1.9%**	**$95.78**	**$92.55**	**3.5%**	**100.0%**

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region categorization is based on STR designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION
YEARS ENDED DECEMBER 31 (Unaudited)

Region	# of Hotels	Occupancy YTD 2017	Occupancy YTD 2016	Occupancy % Change	ADR YTD 2017	ADR YTD 2016	ADR % Change	RevPAR YTD 2017	RevPAR YTD 2016	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2017
STR Region											
East North Central	15	73.9%	73.4%	0.8%	$128.75	$129.20	(0.3)%	$95.20	$94.78	0.4%	6.5%
East South Central	29	76.4%	76.6%	(0.3)%	$127.84	$126.96	0.7%	$97.68	$97.28	0.4%	9.2%
Middle Atlantic	12	77.7%	76.8%	1.1%	$158.25	$162.88	(2.8)%	$122.92	$125.12	(1.8)%	3.9%
Mountain	20	76.5%	76.2%	0.4%	$126.26	$121.93	3.6%	$96.63	$92.91	4.0%	9.0%
New England	5	75.3%	76.0%	(0.9)%	$147.01	$144.14	2.0%	$110.70	$109.58	1.0%	2.4%
Pacific	33	84.8%	82.8%	2.5%	$161.70	$160.28	0.9%	$137.15	$132.66	3.4%	23.2%
South Atlantic	62	78.9%	78.0%	1.2%	$128.92	$126.43	2.0%	$101.68	$98.56	3.2%	24.9%
West North Central	17	75.2%	74.2%	1.4%	$125.01	$125.34	(0.3)%	$94.05	$93.00	1.1%	5.8%
West South Central	46	72.9%	74.3%	(1.9)%	$122.76	$122.04	0.6%	$89.45	$90.62	(1.3)%	15.1%
Total Portfolio	**239**	**77.5%**	**77.0%**	**0.6%**	**$134.75**	**$133.45**	**1.0%**	**$104.40**	**$102.80**	**1.6%**	**100.0%**

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region categorization is based on STR designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE
THREE MONTHS ENDED DECEMBER 31 (Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
Upscale											
Courtyard	40	70.1%	68.6%	2.2%	$129.20	$128.33	0.7%	$90.58	$88.04	2.9%	18.1%
Hilton Garden Inn	42	71.4%	71.1%	0.5%	$129.73	$128.65	0.8%	$92.67	$91.48	1.3%	19.1%
Homewood Suites	34	79.6%	77.1%	3.3%	$135.20	$131.14	3.1%	$107.63	$101.05	6.5%	14.0%
Residence Inn	34	77.5%	75.0%	3.3%	$141.84	$137.52	3.1%	$109.98	$103.20	6.6%	17.4%
SpringHill Suites	17	70.5%	73.3%	(3.8)%	$116.74	$114.48	2.0%	$82.25	$83.87	(1.9)%	6.2%
Upscale Total	**167**	**73.6%**	**72.5%**	**1.5%**	**$131.75**	**$129.27**	**1.9%**	**$96.97**	**$93.76**	**3.4%**	**74.8%**
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	76.3%	75.7%	0.8%	$116.40	$114.38	1.8%	$88.81	$86.53	2.6%	4.0%
Hampton Inn/Hampton Inn & Suites	36	72.9%	72.7%	0.3%	$123.28	$121.38	1.6%	$89.92	$88.29	1.8%	12.5%
Home2 Suites	8	72.4%	71.5%	1.2%	$122.82	$122.01	0.7%	$88.88	$87.20	1.9%	2.7%
TownePlace Suites	12	70.6%	69.1%	2.1%	$98.90	$96.98	2.0%	$69.79	$67.06	4.1%	2.7%
Upper Midscale Total	**67**	**73.1%**	**72.5%**	**0.7%**	**$118.44**	**$116.61**	**1.6%**	**$86.54**	**$84.59**	**2.3%**	**21.9%**
Upper Upscale											
Embassy Suites	2	83.2%	78.2%	6.3%	$150.98	$139.84	8.0%	$125.55	$109.38	14.8%	1.2%
Marriott	2	62.8%	55.9%	12.4%	$148.11	$145.18	2.0%	$93.04	$81.12	14.7%	2.2%
Renaissance	1	98.9%	95.7%	3.4%	$289.32	$288.64	0.2%	$286.25	$276.26	3.6%	(0.1)%
Upper Upscale Total	**5**	**75.0%**	**69.3%**	**8.3%**	**$182.59**	**$179.24**	**1.9%**	**$136.91**	**$124.16**	**10.3%**	**3.3%**
Total Portfolio	**239**	**73.5%**	**72.4%**	**1.5%**	**$130.28**	**$127.82**	**1.9%**	**$95.78**	**$92.55**	**3.5%**	**100.0%**

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Chain scale categorization is based on STR designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE
YEARS ENDED DECEMBER 31 (Unaudited)

Chain Scale/Brand	# of Hotels	Occupancy YTD 2017	Occupancy YTD 2016	Occupancy % Change	ADR YTD 2017	ADR YTD 2016	ADR % Change	RevPAR YTD 2017	RevPAR YTD 2016	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2017
Upscale											
Courtyard	40	74.2%	73.4%	1.1%	$138.95	$139.98	(0.7)%	$103.09	$102.69	0.4%	19.4%
Hilton Garden Inn	42	75.6%	76.6%	(1.3)%	$133.57	$132.35	0.9%	$100.92	$101.35	(0.4)%	18.5%
Homewood Suites	34	82.2%	81.2%	1.2%	$136.43	$134.67	1.3%	$112.18	$109.40	2.5%	13.2%
Residence Inn	34	80.6%	79.4%	1.5%	$147.46	$144.84	1.8%	$118.85	$114.96	3.4%	17.0%
SpringHill Suites	17	76.9%	77.4%	(0.7)%	$120.30	$118.47	1.5%	$92.50	$91.72	0.9%	6.5%
Upscale Total	**167**	**77.5%**	**77.2%**	**0.4%**	**$136.77**	**$135.58**	**0.9%**	**$105.99**	**$104.70**	**1.2%**	**74.6%**
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	78.9%	78.4%	0.6%	$118.91	$117.08	1.6%	$93.84	$91.81	2.2%	3.7%
Hampton Inn/Hampton Inn & Suites	36	77.3%	77.4%	(0.1)%	$128.05	$126.93	0.9%	$99.04	$98.24	0.8%	13.1%
Home2 Suites	8	79.3%	77.3%	2.6%	$128.22	$126.02	1.7%	$101.64	$97.35	4.4%	2.9%
TownePlace Suites	12	75.5%	75.1%	0.5%	$103.82	$100.08	3.7%	$78.36	$75.14	4.3%	3.0%
Upper Midscale Total	**67**	**77.5%**	**77.2%**	**0.4%**	**$122.87**	**$121.06**	**1.5%**	**$95.26**	**$93.45**	**1.9%**	**22.7%**
Upper Upscale											
Embassy Suites	2	86.9%	82.1%	5.8%	$171.46	$170.49	0.6%	$149.05	$140.04	6.4%	1.4%
Marriott	2	65.5%	61.9%	5.8%	$149.05	$147.79	0.9%	$97.62	$91.49	6.7%	1.9%
Renaissance	1	94.3%	88.6%	6.5%	$250.34	$263.15	(4.9)%	$236.13	$233.09	1.3%	(0.6)%
Upper Upscale Total	**5**	**76.6%**	**72.3%**	**6.0%**	**$178.59**	**$180.42**	**(1.0)%**	**$136.89**	**$130.52**	**4.9%**	**2.7%**
Total Portfolio	**239**	**77.5%**	**77.0%**	**0.6%**	**$134.75**	**$133.45**	**1.0%**	**$104.40**	**$102.80**	**1.6%**	**100.0%**

Note: Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Chain scale categorization is based on STR designation.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations, or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion or inclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction and litigation costs (reimbursements), gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets as these items do not represent ongoing operations, and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company's hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance, and is used by management to measure the performance of the Company's hotels and effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("Nareit"), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items that are not in Nareit's definition of FFO, including: (i) the exclusion of transaction and litigation costs (reimbursements) as these costs do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton by Hilton®," "Hilton Garden Inn®," "Hilton® Hotels & Resorts," Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com